Power of Attorney

I, the undersigned, named Dalian Winland Shipping Co., Ltd., a company incorporated under the laws of the People’s Republic of China (the “PRC”), holds 41.5% equity interest of Dalian Winland International Shipping Agency Co., Ltd.. As a shareholder of Winland Shipping Agency, I hereby irreversibly entrust Huate Xingye to execute the following rights under the terms of this Power of Attorney:

I, the undersigned, exclusively authorize [BEIJING HUATE XINGYE KEJI CO., LTD.] as the sole representative with full authority on performing shareholder’s rights upon the equity interest I hold, including but not limited to: (i) the attendance of the shareholder meeting and the signature of relative Shareholder Resolution(s) of [DALIAN WINLAND INTERNATIONAL SHIPPING AGENCY CO., LTD.] for and on behalf of myself; (ii) the performance of all the relative rights of myself entitled by law and the article of association of [DALIAN WINLAND INTERNATIONAL SHIPPING AGENCY CO., LTD.], including but not limited to voting-rights and the right of assigning, transferring, or pledging such equity interest partially and/or wholly; and (iii) the appointment of the legal representative, board member, executive director, inspector, chief manager and/ or other senior management officer(s) of [DALIAN WINLAND INTERNATIONAL SHIPPING AGENCY CO., LTD.] on my behalf.

I, the undersigned, exclusively entrust [BEIJING HUATE XINGYE KEJI CO., LTD.] as the sole representative with full power to execute the Transfer Agreement mentioned in the Exclusive Equity Interest Purchase Agreement (which I shall be a party), and to perform the obligations thereunder on my behalf and complete all matters required for my performance under the Exclusive Equity Interest Purchase Agreement and the Equity Interest Pledge Agreement, which I am a party, entered into as of the signing date of such Power of Attorney. And such performance of such mentioned rights shall not constitute any limitation on this Power of Attorney.

Except as otherwise provided hereunder, [BEIJING HUATE XINGYE KEJI CO., LTD.] is entitled to, transfer, allocate or utilize in some other ways the dividends-in-cash and other non-cash income arising from the equity interest held by myself in accordance with my oral or written instructions.

Except as otherwise provided hereunder, [BEIJING HUATE XINGYE KEJI CO., LTD.] is entitled to perform all the necessary rights incurred form the equity interest upon his own discretions and without any oral or written instructions of mine.

[BEIJING HUATE XINGYE KEJI CO., LTD.] is entitled to re-consign all the matters under this Power of Attorney to any other individual(s) or legal person(s) by himself without issuing any notice or obtaining any prior consent from me. In the case of such matter, [BEIJING HUATE XINGYE KEJI CO., LTD.] shall report me promptly and insure me from suffering any losses.

This Power of Attorney shall be irreversible and valid existing when I am a shareholder of [DALIAN WINLAND INTERNATIONAL SHIPPING AGENCY CO., LTD.] and come into effect as of the date set force below.

During the term of this Power of Attorney, in the event that I intend to perform the rights and obligations hereunder, I shall negotiate with [BEIJING HUATE XINGYE KEJI CO., LTD.] in advance.

Signed by: /s/ Dalian Winland Shipping Co., Ltd.
Name: Li Honglin
Date: March 31, 2008

Power of Attorney

I, the undersigned, named Dalian Winland Group Co., Ltd., a company incorporated under the laws of the People’s Republic of China (the “PRC”), holds 51% equity interest of Dalian Winland International Shipping Agency Co., Ltd.. As a shareholder of Winland Shipping Agency, I hereby irreversibly entrust Huate Xingye to execute the following rights under the terms of this Power of Attorney:

I, the undersigned, exclusively authorize [BEIJING HUATE XINGYE KEJI CO., LTD.] as the sole representative with full authority on performing shareholder’s rights upon the equity interest I hold, including but not limited to: (i) the attendance of the shareholder meeting and the signature of relative Shareholder Resolution(s) of [DALIAN WINLAND INTERNATIONAL SHIPPING AGENCY CO., LTD.] for and on behalf of myself; (ii) the performance of all the relative rights of myself entitled by law and the article of association of [DALIAN WINLAND INTERNATIONAL SHIPPING AGENCY CO., LTD.], including but not limited to voting-rights and the right of assigning, transferring, or pledging such equity interest partially and/or wholly; and (iii) the appointment of the legal representative, board member, executive director, inspector, chief manager and/ or other senior management officer(s) of [DALIAN WINLAND INTERNATIONAL SHIPPING AGENCY CO., LTD.] on my behalf.

I, the undersigned, exclusively entrust [BEIJING HUATE XINGYE KEJI CO., LTD.] as the sole representative with full power to execute the Transfer Agreement mentioned in the Exclusive Equity Interest Purchase Agreement (which I shall be a party), and to perform the obligations thereunder on my behalf and complete all matters required for my performance under the Exclusive Equity Interest Purchase Agreement and the Equity Interest Pledge Agreement, which I am a party, entered into as of the signing date of such Power of Attorney. And such performance of such mentioned rights shall not constitute any limitation on this Power of Attorney.

Except as otherwise provided hereunder, [BEIJING HUATE XINGYE KEJI CO., LTD.] is entitled to, transfer, allocate or utilize in some other ways the dividends-in-cash and other non-cash income arising from the equity interest held by myself in accordance with my oral or written instructions.

Except as otherwise provided hereunder, [BEIJING HUATE XINGYE KEJI CO., LTD.] is entitled to perform all the necessary rights incurred form the equity interest upon his own discretions and without any oral or written instructions of mine.

[BEIJING HUATE XINGYE KEJI CO., LTD.] is entitled to re-consign all the matters under this Power of Attorney to any other individual(s) or legal person(s) by himself without issuing any notice or obtaining any prior consent from me. In the case of such matter, [BEIJING HUATE XINGYE KEJI CO., LTD.] shall report me promptly and insure me from suffering any losses.

This Power of Attorney shall be irreversible and valid existing when I am a shareholder of [DALIAN WINLAND INTERNATIONAL SHIPPING AGENCY CO., LTD.] and come into effect as of the date set force below.

During the term of this Power of Attorney, in the event that I intend to perform the rights and obligations hereunder, I shall negotiate with [BEIJING HUATE XINGYE KEJI CO., LTD.] in advance.

Signed by: /s/ Dalian Winland Group Co., Ltd.
Name: Li Honglin
Date: March 31, 2008

Power of Attorney

I, the undersigned, named Dalian Weihang freight forwarding Co., Ltd., a company incorporated under the laws of the People’s Republic of China (the “PRC”), holds 7.5% equity interest of Dalian Winland International Shipping Agency Co., Ltd. As a shareholder of Winland Shipping Agency, I hereby irreversibly entrust Huate Xingye to execute the following rights under the terms of this Power of Attorney:

I, the undersigned, exclusively authorize [BEIJING HUATE XINGYE KEJI CO., LTD.] as the sole representative with full authority on performing shareholder’s rights upon the equity interest I hold, including but not limited to: (i) the attendance of the shareholder meeting and the signature of relative Shareholder Resolution(s) of [DALIAN WINLAND INTERNATIONAL SHIPPING AGENCY CO., LTD.] for and on behalf of myself; (ii) the performance of all the relative rights of myself entitled by law and the article of association of [DALIAN WINLAND INTERNATIONAL SHIPPING AGENCY CO., LTD.], including but not limited to voting-rights and the right of assigning, transferring, or pledging such equity interest partially and/or wholly; and (iii) the appointment of the legal representative, board member, executive director, inspector, chief manager and/ or other senior management officer(s) of [DALIAN WINLAND INTERNATIONAL SHIPPING AGENCY CO., LTD.] on my behalf.

I, the undersigned, exclusively entrust [BEIJING HUATE XINGYE KEJI CO., LTD.] as the sole representative with full power to execute the Transfer Agreement mentioned in the Exclusive Equity Interest Purchase Agreement (which I shall be a party), and to perform the obligations thereunder on my behalf and complete all matters required for my performance under the Exclusive Equity Interest Purchase Agreement and the Equity Interest Pledge Agreement, which I am a party, entered into as of the signing date of such Power of Attorney. And such performance of such mentioned rights shall not constitute any limitation on this Power of Attorney.

Except as otherwise provided hereunder, [BEIJING HUATE XINGYE KEJI CO., LTD.] is entitled to, transfer, allocate or utilize in some other ways the dividends-in-cash and other non-cash income arising from the equity interest held by myself in accordance with my oral or written instructions.

Except as otherwise provided hereunder, [BEIJING HUATE XINGYE KEJI CO., LTD.] is entitled to perform all the necessary rights incurred form the equity interest upon his own discretions and without any oral or written instructions of mine.

[BEIJING HUATE XINGYE KEJI CO., LTD.] is entitled to re-consign all the matters under this Power of Attorney to any other individual(s) or legal person(s) by himself without issuing any notice or obtaining any prior consent from me. In the case of such matter, [BEIJING HUATE XINGYE KEJI CO., LTD.] shall report me promptly and insure me from suffering any losses.

This Power of Attorney shall be irreversible and valid existing when I am a shareholder of [DALIAN WINLAND INTERNATIONAL SHIPPING AGENCY CO., LTD.] and come into effect as of the date set force below.

During the term of this Power of Attorney, in the event that I intend to perform the rights and obligations hereunder, I shall negotiate with [BEIJING HUATE XINGYE KEJI CO., LTD.] in advance.

Signed by: /s/ Dalian Weihang freight forwarding Co., Ltd.
Name: Wang Xinjie
Date: March 31, 2008